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                                                                    EXHIBIT 23.8

[ERNST & YOUNG LETTERHEAD]


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 2000, with respect to the financial statements of KNS Holdings Limited included in the Registration Statement (Form SB-2) and related Prospectus of FutureLink Corp. dated December 19, 2000.


/s/ ERNST & YOUNG LLP

Reading, England
December 15, 2000